SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of Earliest Event Reported) July 8, 2003
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                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




Delaware                          0-27148                             13-3690261

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(State or Other                 (Commission                     (I.R.S. Employer
Jurisdiction of                 File Number)                      Identification
Incorporation)                                                              No.)






                               1687 Cole Boulevard
                             Golden, Colorado 80401
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               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 568-8000
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

               Reference is made to the New World Restaurant Group, Inc. (the "Company") press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the Company closing on an offering of $160 million of 13% senior secured notes due 2008 and entering into a new $15 million senior credit facility with AmSouth Capital.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

EXHIBIT        DESCRIPTION

99.1           Press Release issued July 9, 2003.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD RESTAURANT GROUP, INC.






                                            BY: /s/ Anthony Wedo
                                                 ------------------------------
                                                 Name:  Anthony Wedo
                                                 Title:  Chief Executive Officer

Date:  July 9, 2003

                                                                   Exhibit 99.1



                      NEW WORLD COMPLETES DEBT REFINANCING
           CLOSES ON $160 MILLION OF SENIOR SECURED NOTES DUE IN 2008

        HAMILTON, N.J. (7/9/03) - New World Restaurant Group, Inc. (Pink Sheets:
NWCI.PK) announced today that it closed yesterday on an offering of $160 million of 13% senior secured notes due 2008. The company used the net proceeds of the offering, together with cash on hand, to refinance its existing indebtedness, including its senior secured increasing rate notes that had matured on June 15, 2003. New World also entered into a new $15 million senior credit facility with AmSouth Capital.

        "This refinancing of the company's debt, following upon the recently announced equity restructuring agreement, will enable us to overcome the final hurdle in our efforts to stabilize New World's financial structure," said Anthony Wedo, chairman and chief executive officer of New World. "With a rational capital structure, we are now able to aggressively move forward with our plans to strengthen and grow the company. We will now focus our energies on continuing New World's role as a leading player and innovator in the quick-casual restaurant industry."

        The notes offering was made to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Jefferies & Company, Inc. acted as initial purchaser. The notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold absent registration under the Securities Act and applicable state securities laws or applicable exemptions from registration requirements. Within 90 days, New World has agreed to file an exchange offer registration statement with the Securities and Exchange Commission pursuant to which it will offer holders freely transferable notes.

        This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

        New World Restaurant Group is a leading company in the quick casual sandwich industry, the fastest-growing restaurant segment. The company operates locations primarily under the Einstein Bros. and Noah's New York Bagels brands and primarily franchises locations under the Manhattan Bagel and Chesapeake Bagel Bakery brands. The company's retail system currently consists of 455 company-owned locations and 288 franchised and licensed locations in 32 states. The company also operates a dough production facility and a coffee roasting plant.

                                      #####

        Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast,"


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"estimate,"  "project,"  "intend,"  "expect,"  "should,"  "would," "believe" and similar  expressions  and all  statements  which  are not  historical  facts are
intended  to  identify   forward-looking   statements.   These   forward-looking
statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the company's SEC filings.

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Contact -  Media/Investors:  Marty  Gitlin,  (914)  528-7702,  or Bill  Parness,
Parness & Associates, (732) 290-0121, parnespr@optonline.net.